Exhibit 99(1)

HESS CORPORATION
News Release	Investor Contact: Media Contact:	Jay Wilson (212) 536-8940 Jon Pepper (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE SECOND QUARTER OF 2013

Second Quarter Highlights:

●	Net income increased to $1,431 million from $549 million in the second quarter of 2012

●	Adjusted earnings were $520 million; adjusted EPS was $1.51 per share

●	Corporation completed the sale of its Russian subsidiary, Samara-Nafta; proceeds to Hess were $1.9 billion

●	Proceeds from year-to-date asset sales were used to reduce debt by $2.4 billion and add cash to the balance sheet

●	Capital and exploratory expenditures of $1,613 million in the second quarter of 2013 were down 22 percent from the same quarter last year

NEW YORK, July 31, 2013 -- Hess Corporation (NYSE: HES) today reported net income of $1,431 million for the quarter ended June 30, 2013.  Adjusted earnings, which excludes the gain on sale of our Russian subsidiary and other items affecting comparability, were $520 million or $1.51 per common share.  Net cash provided by operating activities was $1,247 million in the second quarter.

After-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2013	2012	2013	2012
	(In millions, except per share amounts)
Exploration and Production	$1,533	$644	$2,819	$1,279
Corporate and Other	(113)	(107)	(223)	(209)
Net income from continuing operations	1,420	537	2,596	1,070
Discontinued operations - Downstream businesses	11	12	111	24
Net income attributable to Hess Corporation	$1,431	$549	$2,707	$1,094

Net income per share (diluted):
Continuing operations	$4.13	$1.58	$7.56	$3.14
Discontinued operations	0.03	0.03	0.32	0.07
Net income per share	$4.16	$1.61	$7.88	$3.21

Weighted average number of shares (diluted)	344.0	340.4	343.4	340.4

Note: See page 5 for a table of items affecting comparability of earnings between periods.

E&P Performance On Track:
Exploration and Production earnings were $1,533 million in the second quarter of 2013, compared with $644 million in the second quarter of 2012.  Second quarter 2013 results included $933 million of income and second quarter 2012 results included an after-tax charge of $36 million from items affecting comparability of earnings.  Oil and gas production of 341,000 barrels of oil equivalent per day in the quarter was down from 429,000 barrels of oil equivalent per day in the second quarter a year ago.  The decrease in production primarily reflects the impact of asset sales in Russia, the United Kingdom North Sea and Azerbaijan, partially offset by an increase in Bakken production.  The Corporation’s full year guidance remains 340,000 to 355,000 barrels of oil equivalent per day.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $97.89 per barrel, up from $86.86 per barrel in the same quarter a year ago.  The average worldwide natural gas selling price was $6.44 per mcf in the second quarter of 2013, up from $5.94 per mcf in the second quarter of 2012.

Operational Highlights:
Bakken:  Net production from the Bakken oil shale play averaged 64,000 barrels of oil equivalent per day in the second quarter of 2013, an increase of 16 percent from the same period last year.  Full year Bakken production guidance remains 64,000 to 70,000 barrels of oil equivalent per day. During the quarter, Hess brought 42 operated wells on production, bringing the year-to-date total to 72 wells.  Drilling and completion costs per operated well averaged $8.4 million in the second quarter of 2013, an improvement of 28 percent versus last year’s second quarter.

Utica:  Ten wells were drilled, three wells were completed and three wells were flow tested during the quarter.  Two of the wells tested were operated by Hess; one on the Corporation’s 100 percent-owned acreage and one on our CONSOL joint venture acreage.  On our 100 percent-owned acreage, the Richland B 1H-34 well, in Belmont County, tested at a rate of 2,985 barrels of oil equivalent per day including 29 percent liquids.  On our CONSOL joint venture acreage, the Cadiz 1H-23 well, in Harrison County, tested at a rate of 2,250 barrels of oil equivalent per day including 57 percent liquids.

Tubular Bells:  During the second quarter of 2013, the Corporation completed drilling the second production well, spud the third production well and continued facilities construction.  First oil from this development in the deepwater Gulf of Mexico is anticipated in mid-2014.

Valhall:  Net production averaged 13,000 barrels of oil equivalent per day in the second quarter of 2013, compared with 23,000 barrels of oil equivalent per day in the same period last year. After completing a planned maintenance shutdown in June, the Valhall field restarted on July 1 and production is expected to ramp up in the third quarter of 2013 as new wells are brought online.  Full year 2013 net production guidance for Valhall is expected to be at the lower end of the range of 24,000 to 28,000 barrels of oil equivalent per day.

North Malay Basin:  Development activities on the early production system are progressing and the project is on track to achieve first production in the fourth quarter of 2013.  During the second quarter, the jacket and topsides were installed and the Floating, Production, Storage and Offloading vessel arrived on-location. The five well development drilling program commenced in June 2013 and is expected to be completed by the end of the year.

Ghana:  In the second quarter, Hess submitted appraisal plans to the government for the Deepwater Tano Cape Three Points Block.  The government is currently reviewing the plans and Hess is awaiting final approval.

Capital and Exploratory Expenditures:
Capital and exploratory expenditures in the second quarter of 2013 were $1,613 million, of which $1,571 million related to Exploration and Production operations including $546 million invested in the Bakken.  Capital and exploratory expenditures for the second quarter of 2012 were $2,078 million, of which $2,036 million related to Exploration and Production operations including $826 million for the Bakken.  Full year 2013 capital and exploratory expenditures guidance remains $6.8 billion, which is down approximately 18 percent from 2012 levels.

Asset Sales Program:
In 2013, the Corporation completed the sale of its subsidiary in Russia and its interests in the Beryl area fields in the United Kingdom North Sea, the Azeri-Chirag-Guneshli fields offshore Azerbaijan and the Eagle Ford assets in Texas.  Total proceeds from these sales were $3.5 billion.  In addition, the Corporation announced this week the sale of its Energy Marketing business to Direct Energy for $1.025 billion. The remaining divestiture processes for our upstream assets in Indonesia and Thailand, as well as our downstream terminals, retail, and trading businesses are well underway.

Enhancing Liquidity:
Net cash provided by operating activities was $1,247 million in the second quarter of 2013, compared with $1,240 million in the same quarter of 2012.  At June 30, 2013, cash and cash equivalents totaled $725 million, compared with $642 million at December 31, 2012.  Total debt of $5,800 million at June 30, 2013 is down 28 percent from $8,111 million at December 31, 2012.  The Corporation’s debt to capitalization ratio at June 30, 2013 was 19.5 percent, compared with 27.7 percent at the end of 2012.

Returning Capital to Shareholders:
As previously announced, the Corporation plans to increase its returns to shareholders through a 150 percent increase in the annual dividend to $1 per common share commencing in the third quarter of 2013 and a share repurchase plan of up to $4 billion.  The announcement this week that the Corporation will sell its Energy Marketing business for $1.025 billion now puts the company in a position to commence the share repurchase program.  The Corporation also plans to monetize its Bakken infrastructure assets by 2015 and return additional cash to shareholders.

Discontinued Operations – Downstream Businesses:
The downstream businesses, comprised of retail, energy marketing, refining and energy trading, reported income of $11 million in the second quarter of 2013, compared with $12 million in the same period in 2012.  Second quarter 2013 results included additional employee severance charges and Port Reading refinery shutdown costs.  Excluding these expenses, downstream income increased primarily reflecting improved trading results and higher earnings in energy marketing.

Items Affecting Comparability of Earnings Between Periods:
The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2013	2012	2013	2012
	(In millions)
Exploration and Production	$933	$(36)	$1,521	$-
Corporate and Other	(1)	-	(12)	-
Total items affecting comparability of earnings
from continuing operations	932	(36)	1,509	-
Discontinued operations - Downstream businesses	(21)	-	9	-
Total items affecting comparability of earnings
between periods	$911	$(36)	$1,518	$-

Second quarter 2013 Exploration and Production earnings included a nontaxable gain of $951 million related to the sale of the Corporation’s 90 percent interest in its Russian subsidiary, Samara-Nafta.  In addition, second quarter income from continuing operations included after-tax charges totaling $19 million for employee severance and exit costs.

Second quarter 2013 results for the downstream businesses included after-tax charges totaling $21 million for employee severance related to the Corporation’s planned exit from its downstream businesses and costs to idle refinery equipment at the Port Reading refining facility.

Reconciliation of Reported Net Income to Adjusted Earnings:
The following table reconciles reported Net income attributable to Hess Corporation (U.S. GAAP) and adjusted earnings:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2013	2012	2013	2012
	(In millions)
Net income attributable to Hess Corporation	$1,431	$549	$2,707	$1,094
Less: Total items affecting comparability of earnings
between periods	911	(36)	1,518	-
Adjusted earnings	$520	$585	$1,189	$1,094

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas.  More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2013	2012	2013
Income Statement
Revenues and Non-operating Income
Sales and other operating revenues	$3,011	$3,324	$3,466
Gains on asset sales	1,111	-	688
Other, net	(17)	(3)	(37)

Total revenues and non-operating income	4,105	3,321	4,117

Costs and Expenses
Cost of products sold (excluding items shown separately below)	421	332	596
Operating costs and expenses	510	550	585
Production and severance taxes	97	127	130
Exploration expenses, including dry holes and lease impairment	200	196	219
General and administrative expenses	167	144	149
Interest expense	99	105	106
Depreciation, depletion and amortization	613	746	679
Asset impairments	-	59	-

Total costs and expenses	2,107	2,259	2,464

Income from continuing operations before income taxes	1,998	1,062	1,653
Provision for income taxes	409	522	470

Income from continuing operations	1,589	540	1,183
Income (loss) from discontinued operations	27	(5)	90

Net income	1,616	535	1,273
Less: Net income (loss) attributable to noncontrolling interests	185	(14)	(3)
Net income attributable to Hess Corporation	$1,431	$549	$1,276

Cash Flow Information
Cash provided by operating activities from continuing operations	$1,211	$1,210	$786
Cash provided by operating activities from discontinued operations	36	30	33
Net cash provided by operating activities (a)	$1,247	$1,240	$819

Cash provided by (used in) investing activities from continuing operations	$962	$(1,953)	$(249)
Cash provided by (used in) investing activities from discontinued operations	(26)	(40)	(12)
Net cash provided by (used in) investing activities	$936	$(1,993)	$(261)

Cash provided by (used in) financing activities from continuing operations	$(1,893)	$769	$(756)
Cash provided by (used in) financing activities from discontinued operations	(9)	(3)	-
Net cash provided by (used in) financing activities	$(1,902)	$766	$(756)

Net increase (decrease) in cash and cash equivalents	$281	$13	$(198)

(a)	Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	First Half
	2013	2012
Income Statement
Revenues and Non-operating Income
Sales and other operating revenues	$6,477	$6,220
Gains on asset sales	1,799	36
Other, net	(54)	26

Total revenues and non-operating income	8,222	6,282

Costs and Expenses
Cost of products sold (excluding items shown separately below)	1,017	602
Operating costs and expenses	1,095	1,085
Production and severance taxes	227	265
Exploration expenses, including dry holes and lease impairment	419	449
General and administrative expenses	316	276
Interest expense	205	209
Depreciation, depletion and amortization	1,292	1,408
Asset impairments	-	59

Total costs and expenses	4,571	4,353

Income from continuing operations before income taxes	3,651	1,929
Provision for income taxes	879	850

Income from continuing operations	2,772	1,079
Income (loss) from discontinued operations	117	16

Net income	2,889	1,095
Less: Net income (loss) attributable to noncontrolling interests	182	1
Net income attributable to Hess Corporation	$2,707	$1,094

Cash Flow Information
Cash provided by operating activities from continuing operations	$1,997	$2,177
Cash provided by operating activities from discontinued operations	69	51
Net cash provided by operating activities (a)	$2,066	$2,228

Cash provided by (used in) investing activities from continuing operations	$713	$(3,703)
Cash provided by (used in) investing activities from discontinued operations	(38)	(62)
Net cash provided by (used in) investing activities	$675	$(3,765)

Cash provided by (used in) financing activities from continuing operations	$(2,649)	$1,598
Cash provided by (used in) financing activities from discontinued operations	(9)	(3)
Net cash provided by (used in) financing activities	$(2,658)	$1,595

Net increase in cash and cash equivalents	$83	$58

(a)	Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	June 30,	December 31,
	2013	2012
Balance Sheet Information

Cash and cash equivalents	$725	$642
Assets held for sale	5,880	1,092
Other current assets	3,387	6,653
Investments	380	443
Property, plant and equipment – net	26,170	28,807
Other long-term assets	4,886	5,804
Total assets	$41,428	$43,441

Short-term debt and current maturities of long-term debt	$354	$787
Liabilities associated with assets held for sale	2,664	539
Other current liabilities	3,715	7,056
Long-term debt	5,446	7,324
Other long-term liabilities	5,276	6,532
Total equity excluding other comprehensive income (loss)	24,392	21,696
Accumulated other comprehensive income (loss)	(419)	(493)
Total liabilities and equity	$41,428	$43,441

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2013	2012	2013
Capital and Exploratory Expenditures
Exploration and Production
United States
Bakken	$546	$826	$535
Other Onshore	195	208	176
Total Onshore	741	1,034	711
Offshore	217	209	228
Total United States	958	1,243	939
Europe	172	307	219
Africa	163	162	229
Asia and other	278	324	226
Total Exploration and Production	1,571	2,036	1,613
Other	42	42	18
Total Capital and Exploratory Expenditures	$1,613	$2,078	$1,631

Total exploration expenses charged to income included above	$113	$100	$110

	First Half
	2013	2012
Capital and Exploratory Expenditures
Exploration and Production
United States
Bakken	$1,081	$1,678
Other Onshore	371	425
Total Onshore	1,452	2,103
Offshore	445	381
Total United States	1,897	2,484
Europe	391	605
Africa	392	315
Asia and other	504	595
Total Exploration and Production	3,184	3,999
Other	60	65
Total Capital and Exploratory Expenditures	$3,244	$4,064

Total exploration expenses charged to income included above	$223	$208

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Second Quarter 2013
	United States		International		Total

Sales and other operating revenues	$1,517		$1,494		$3,011
Gains (losses) on asset sales	(17)		1,128		1,111
Other, net	(4)		(14)		(18)

Total revenues and non-operating income	1,496		2,608		4,104

Costs and Expenses
Cost of products sold (excluding items shown separately below)	371		50		421
Operating costs and expenses	200		310		510
Production and severance taxes	55		42		97
Exploration expenses, including dry holes and lease impairment	63		137		200
General and administrative expenses	47		40		87
Depreciation, depletion and amortization	335		274		609

Total costs and expenses	1,071		853		1,924

Results of operations before income taxes	425		1,755		2,180
Provision for income taxes	171		307		478

Net income	254		1,448		1,702
Less: Net income attributable to noncontrolling interests	-		169		169

Net income attributable to Hess Corporation	$254	(a)	$1,279	(b)	$1,533

	Second Quarter 2012
	United States		International		Total

Sales and other operating revenues	$1,335		$1,989		$3,324
Other, net	1		-		1

Total revenues and non-operating income	1,336		1,989		3,325

Costs and Expenses
Cost of products sold (excluding items shown separately below)	292		40		332
Operating costs and expenses	206		344		550
Production and severance taxes	47		80		127
Exploration expenses, including dry holes and lease impairment	75		121		196
General and administrative expenses	50		29		79
Depreciation, depletion and amortization	335		408		743
Asset impairments	59		-		59

Total costs and expenses	1,064		1,022		2,086

Results of operations before income taxes	272		967		1,239
Provision for income taxes	112		480		592

Net income	160		487		647
Less: Net income attributable to noncontrolling interests	-		3		3

Net income attributable to Hess Corporation	$160	(a)	$484	(b)	$644

(a)	The after-tax realized gains from crude oil hedging activities were $13 million in the second quarter of 2013 and losses of $3 million in the second quarter of 2012.

(b)	The after-tax realized gains from crude oil hedging activities were $20 million in the second quarter of 2013 and losses of $86 million in the second quarter of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	First Quarter 2013
	United States		International		Total

Sales and other operating revenues	$1,691		$1,775		$3,466
Gains (losses) on asset sales	-		688		688
Other, net	(6)		(29)		(35)

Total revenues and non-operating income	1,685		2,434		4,119

Costs and Expenses
Cost of products sold (excluding items shown separately below)	577		19		596
Operating costs and expenses	191		394		585
Production and severance taxes	57		73		130
Exploration expenses, including dry holes and lease impairment	108		111		219
General and administrative expenses	41		44		85
Depreciation, depletion and amortization	365		311		676

Total costs and expenses	1,339		952		2,291

Results of operations before income taxes	346		1,482		1,828
Provision for income taxes	145		390		535

Net income	201		1,092		1,293
Less: Net income attributable to noncontrolling interests	-		7		7

Net income attributable to Hess Corporation	$201	(a)	$1,085	(b)	$1,286

(a)	The after-tax realized losses from crude oil hedging activities were $4 million in the first quarter of 2013.

(b)	The after-tax realized losses from crude oil hedging activities were $7 million in the first quarter of 2013.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	First Half 2013
	United States		International		Total

Sales and other operating revenues	$3,208		$3,269		$6,477
Gains (losses) on asset sales	(17)		1,816		1,799
Other, net	(10)		(43)		(53)

Total revenues and non-operating income	3,181		5,042		8,223

Costs and Expenses
Cost of products sold (excluding items shown separately below)	948		69		1,017
Operating costs and expenses	391		704		1,095
Production and severance taxes	112		115		227
Exploration expenses, including dry holes and lease impairment	171		248		419
General and administrative expenses	88		84		172
Depreciation, depletion and amortization	700		585		1,285

Total costs and expenses	2,410		1,805		4,215

Results of operations before income taxes	771		3,237		4,008
Provision for income taxes	316		697		1,013

Net income	455		2,540		2,995
Less: Net income attributable to noncontrolling interests	-		176		176

Net income attributable to Hess Corporation	$455	(a)	$2,364	(b)	$2,819

	First Half 2012
	United States		International		Total

Sales and other operating revenues	$2,542		$3,678		$6,220
Gains (losses) on asset sales	-		36		36
Other, net	1		27		28

Total revenues and non-operating income	2,543		3,741		6,284

Costs and Expenses
Cost of products sold (excluding items shown separately below)	576		26		602
Operating costs and expenses	394		691		1,085
Production and severance taxes	90		175		265
Exploration expenses, including dry holes and lease impairment	153		296		449
General and administrative expenses	88		56		144
Depreciation, depletion and amortization	614		788		1,402
Asset impairments	59		-		59

Total costs and expenses	1,974		2,032		4,006

Results of operations before income taxes	569		1,709		2,278
Provision for income taxes	222		768		990

Net income	347		941		1,288
Less: Net income attributable to noncontrolling interests	-		9		9

Net income attributable to Hess Corporation	$347	(a)	$932	(b)	$1,279

(a)	The after-tax realized gains from crude oil hedging activities were $9 million in the first half of 2013 and losses of $29 million in the first half of 2012.

(b)	The after-tax realized gains from crude oil hedging activities were $13 million in the first half of 2013 and losses of $211 million in the first half of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2013	2012	2013
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	52	47	53
Other Onshore	11	13	13
Total Onshore	63	60	66
Offshore	48	49	47
Total United States	111	109	113

Europe	33	98	65
Africa	73	79	78
Asia	9	18	16
Total	226	304	272

Natural gas liquids - barrels
United States
Bakken	6	4	6
Other Onshore	4	5	4
Total Onshore	10	9	10
Offshore	6	6	7
Total United States	16	15	17

Europe	1	3	-
Asia	1	1	1
Total	18	19	18

Natural gas - mcf
United States
Bakken	39	23	34
Other Onshore	27	26	27
Total Onshore	66	49	61
Offshore	75	72	72
Total United States	141	121	133

Europe	15	53	13
Asia and other	427	465	447
Total	583	639	593

Barrels of oil equivalent	341	429	389

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2013	2012
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	52	42
Other Onshore	12	13
Total Onshore	64	55
Offshore	48	47
Total United States	112	102

Europe	49	96
Africa	75	75
Asia	13	17
Total	249	290

Natural gas liquids - barrels
United States
Bakken	6	3
Other Onshore	4	6
Total Onshore	10	9
Offshore	7	6
Total United States	17	15

Europe	-	3
Asia	1	1
Total	18	19

Natural gas - mcf
United States
Bakken	37	20
Other Onshore	27	25
Total Onshore	64	45
Offshore	73	65
Total United States	137	110

Europe	14	57
Asia and other	437	458
Total	588	625

Barrels of oil equivalent	365	413

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2013	2012	2013

Sales Volumes Per Day (in thousands)
Crude oil - barrels	233	312	275
Natural gas liquids - barrels	18	18	18
Natural gas - mcf	582	641	596
Barrels of oil equivalent	347	437	393

Sales Volumes (in thousands)
Crude oil - barrels	21,180	28,373	24,767
Natural gas liquids - barrels	1,593	1,639	1,647
Natural gas - mcf	52,969	58,315	53,662
Barrels of oil equivalent	31,601	39,732	35,358

	First Half
	2013	2012

Sales Volumes Per Day (in thousands)
Crude oil - barrels	254	282
Natural gas liquids - barrels	18	19
Natural gas - mcf	589	625
Barrels of oil equivalent	370	405

Sales Volumes (in thousands)
Crude oil - barrels	45,947	51,425
Natural gas liquids - barrels	3,240	3,394
Natural gas - mcf	106,631	113,757
Barrels of oil equivalent	66,959	73,779

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2013	2012	2013
Operating Data
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$89.97	$83.09	$89.46
Offshore	106.71	102.83	107.52
Total United States	97.20	91.97	97.03

Europe	77.14	76.20	63.51
Africa	106.15	89.01	109.81
Asia	105.27	105.89	110.70
Worldwide	97.89	86.86	94.50

Crude oil - per barrel (excluding hedging)
United States
Onshore	$88.91	$83.28	$89.82
Offshore	103.43	103.72	108.70
Total United States	95.18	92.48	97.74

Europe	75.22	76.58	63.69
Africa	102.78	105.72	111.18
Asia	105.27	106.17	110.70
Worldwide	95.45	91.83	95.24

Natural gas liquids - per barrel
United States
Onshore	$38.84	$43.80	$43.47
Offshore	27.81	36.43	27.79
Total United States	34.57	40.75	37.29

Europe	53.16	66.15	45.77
Asia	66.90	75.16	79.44
Worldwide	36.28	45.56	38.67

Natural gas - per mcf
United States
Onshore	$3.19	$1.50	$2.86
Offshore	3.17	1.59	2.54
Total United States	3.18	1.55	2.69

Europe	9.99	9.98	7.98
Asia and other	7.39	6.61	7.75
Worldwide	6.44	5.94	6.62

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2013	2012
Operating Data
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$89.71	$85.59
Offshore	107.11	103.26
Total United States	97.12	93.81

Europe	68.37	78.05
Africa	107.94	88.91
Asia	109.30	110.70
Worldwide	96.08	88.23

Crude oil - per barrel (excluding hedging)
United States
Onshore	$89.37	$86.99
Offshore	106.03	107.20
Total United States	96.46	96.39

Europe	67.80	79.45
Africa	106.88	111.78
Asia	109.30	113.67
Worldwide	95.34	95.72

Natural gas liquids - per barrel
United States
Onshore	$41.21	$48.06
Offshore	27.80	40.16
Total United States	35.97	44.92

Europe	52.58	81.20
Asia	72.68	82.02
Worldwide	37.49	52.78

Natural gas - per mcf
United States
Onshore	$3.03	$1.66
Offshore	2.86	1.63
Total United States	2.94	1.64

Europe	9.08	9.69
Asia and other	7.57	6.69
Worldwide	6.53	6.08

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
DISCONTINUED OPERATIONS SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2013	2012	2013
Discontinued Operations - Financial Information

Downstream Businesses Results
Income (loss) before income taxes	$15	$11	$154
Provision (benefit) for income taxes	4	(1)	54
Results of operations attributable to Hess Corporation	$11	$12	$100

Summary of Downstream Businesses Results
Marketing	$11	$22	$42
Refining	(10)	8	65
Trading	10	(18)	(7)
Results of operations attributable to Hess Corporation	$11	$12	$100

Items Affecting Comparability of Earnings Between Periods
Gain on LIFO inventory liquidations	$-	$-	$137
Port Reading refinery shutdown costs	(8)	-	(64)
Employee severance	(13)	-	(43)
Total items affecting comparability of earnings	$(21)	$-	$30

	First Half
	2013	2012
Discontinued Operations - Financial Information

Downstream Businesses Results
Income (loss) before income taxes	$169	$32
Provision (benefit) for income taxes	58	8
Results of operations attributable to Hess Corporation	$111	$24

Summary of Downstream Businesses Results
Marketing	$53	$45
Refining	55	2
Trading	3	(23)
Results of operations attributable to Hess Corporation	$111	$24

Items Affecting Comparability of Earnings Between Periods
Gain on LIFO inventory liquidations	$137	$-
Port Reading refinery shutdown costs	(72)	-
Employee severance	(56)	-
Total items affecting comparability of earnings	$9	$-